                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06024
               ---------------------------------------------------

                            THE INDONESIA FUND, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                Hal Liebes, Esq.
                            The Indonesia Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140


Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31, 2003

Date of reporting period: January 1, 2003 to December 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

THE INDONESIA FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2003

[AMERICAN STOCK EXCHANGE(R) LISTED IF(TM) LOGO]

3913-AR-03

CONTENTS

Letter to Shareholders                                                         1

Portfolio Summary                                                              4

Schedule of Investments                                                        5

Statement of Assets and Liabilities                                            7

Statement of Operations                                                        8

Statement of Changes in Net Assets                                             9

Financial Highlights                                                          10

Notes to Financial Statements                                                 12

Report of Independent Auditors                                                16

Results of Annual Meeting of Shareholders                                     17

Tax Information                                                               17

Description of InvestLink(SM) Program                                         18

Information Concerning Directors and Officers                                 21

LETTER TO SHAREHOLDERS

                                                                February 5, 2004

DEAR SHAREHOLDER:

For the year ended December 31, 2003, The Indonesia Fund, Inc. (the "Fund") had a gain in its net asset value of 88.01% (assuming reinvestment of dividends), compared with an increase of 76.53% for the Morgan Stanley Capital International Indonesia Index.* The Fund benefited from a broad based rally in Indonesian as well as regional equities in the period. Stocks that helped the Fund outperform included cement, banks, pharmaceuticals and heavy-equipment companies within Indonesia, while holding in real estate, shipping and technology companies outside of Indonesia also added value to the Fund.

THE MARKET: A BULL BY ANY MEASURE

Indonesian equities as a group performed very strongly in 2003, the beneficiary of reasonable political stability, notable improvements in the domestic economy, progress in the war on terror and increasing risk tolerance by international investors, among other positive developments. Highlights of the year included:

- POLITICS. Indonesia's political environment was far from normal during 2003, meaning that there was much less violence and much more progress than has been the norm in recent years, if not decades. While separatist-related issues remained in the background, Indonesia took an enormous step toward true democracy when its Parliament approved the first direct elections of government representatives, including the office of President, in 2004. Surprising to some, if not most, there was very little politically related violence leading up to the first of these national elections, one for national legislators, currently scheduled to take place in April 2004.

- THE ECONOMY. Indonesia's economy was bolstered by the announcement of a key government economic reform package in the third quarter, along with generally positive macroeconomic developments. Interest rates fell sharply with yields on government debt falling nearly 5% during the year to end at 8%. In inflation-related news, Bank Indonesia announced that it expects the consumer price index (CPI) to come in at 4.5% for all of 2003, much lower than the 6.5% rate forecast by the government and the nearly 12% average for 2002. Elsewhere, the government announced its intention to award up to 15 new oil and gas exploration contracts, as part of its efforts to attract foreign direct investment. However, on the external front, Indonesian exports declined, suggesting that the stronger Rupiah in 2003 may be curbing demand for exports. To cap the year's achievement, the Indonesian government will be exiting the International Monetary Fund program, gaining monetary independence in the process.

- THE WAR ON TERROR. Although there were massive protests leading up to and through the U.S.-led war with Iraq, and fears of violence directed toward westerners and their assets, these fears proved to be unfounded, at least for the most part. In fact, in this largely Muslim country, public opinion appeared to turn against the terrorists following the August 5th bombing of the Jakarta Marriott, a terrorist attack that killed several people and wounded more. As part of ongoing government efforts to quell domestic terrorism, the perpetrators of the 2002 Bali nightclub bombing were swiftly brought to trial and sentenced.

- INCREASING RISK TOLERANCE. While geopolitical jitters (the war with Iraq, North Korea's nuclear standoff, etc.), hurt most equity markets worldwide during the first quarter, investor appetite for risk increased considerably after the end of major armed conflict in Iraq. This development benefited regional Asian equity markets in the second, third and fourth quarters, including that of Indonesia. Even a major banking scandal, a notable accounting-related inquiry and only middling corporate performance could not keep investors away from the country's equity marketplace. In the end, abundant liquidity (courtesy of exceedingly risk tolerant foreign investors) proved to be the deciding factor in the strong performance of Indonesian equities during 2003.

OUTLOOK: EVER CONSCIOUS OF VOLATILITY

Despite, and perhaps owing to, the spectacular advance of Indonesian equities as a group in 2003, we continue to view the local stock market with a jaundiced eye, at least relative to opportunities available elsewhere in the region.

Among our concerns is money politics and the elections in 2004 for parliament and the President. Given the lack of meaningful reforms toward reducing corruption, particularly in the legal arena, it is reasonable to conclude that more than parliamentary seats and the positions of President and Vice President are at stake. These prolonged elections will be anything but cordial, with a high risk of a policy vacuum for much of 2004. All this will likely make for a highly volatile market environment during the coming year.

We acknowledge that there are bright spots that could continue to drive Indonesian equities upward. One is brisk global asset allocation towards Asia. So long as there is growth in Asia-wide GDP, liquidity could drive the markets, rather than corporate fundamentals and valuation. This trend should benefit most Asian stock exchanges, including that of Indonesia. Relatively low interest rates are also supportive of local stocks.

Even so, we continue to be worried by the country's lack of job creation, where there is still little evidence of a turnaround. Perhaps this situation may change when the political environment stabilizes. And, while domestic consumption may rise with the coming elections, we fear that Indonesia risks being marginalized by the might of China's economy.

We will likely remain focused on higher growth opportunities, both within and outside of Indonesia. We may, in fact, look to increase our exposure to Indonesia's banking sector, which could benefit from lower interest rates, restructured balance sheets and an increase in consumer borrowings, notwithstanding the earlier scandals.

Sincerely,


/s/ Boon Hong Yeo


Boon Hong Yeo
Chief Investment Officer**

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN INDONESIA, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.


* The Morgan Stanley Capital International Indonesia Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Boon Hong Yeo, who is a Director of Credit Suisse Asset Management (Australia), Limited, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since January 17, 2003. Mr. Yeo joined Credit Suisse Asset Management (Australia) Limited in 2002 from AIB Govett (Asia) Limited in Singapore, where he was Director of Private Equity and managed Asian equity portfolios. Previously, he was founder and Managing Director of Zenith Asset Management Singapore; and held various positions in Asian equity portfolio management, investment banking and corporate banking in Singapore.

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2003 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

                                                            AS A PERCENT OF NET ASSETS
                                                      DECEMBER 31, 2003   DECEMBER 31, 2002
Agriculture                                                 2.33%               3.05%
Automotive                                                  7.55%               8.67%
Banks                                                      14.11%               8.47%
Building Products-Cement/Aggregate                          3.86%               2.87%
Diversified Operations                                      0.00%               6.47%
Food & Kindred Products                                     5.45%               2.78%
Internet Application Software                               2.32%               0.00%
Medical-Drugs                                               5.74%               7.29%
Metal Products-Fasteners                                    2.28%               0.00%
Oil & Gas                                                   0.00%               4.62%
Soap & Cleaning Preparation                                 2.61%               4.59%
Telecommunications                                         19.73%              27.77%
Tobacco                                                    21.92%              15.61%
Other                                                      11.38%               5.06%
Cash & Other Assets                                         0.72%               2.75%

TOP 10 HOLDINGS, BY ISSUER

                                                                                    PERCENT OF
      HOLDING                                               SECTOR                  NET ASSETS
--------------------------------------------------------------------------------------------------
 1. PT Telekomunikasi Indonesia                       Telecommunications               19.7

 2. PT Hanjaya Mandala Sampoerna Tbk                        Tobacco                    14.0

 3. PT Gudang Garam Tbk                                     Tobacco                     7.9

 4. PT Astra International Tbk                            Automotive                    7.6

 5. PT Kalbe Farma Tbk                                   Medical-Drugs                  4.3

 6. PT Bank Rakyat Indonesia                                 Banks                      3.5

 7. PT Indofood Sukses Makmur Tbk                   Food & Kindred Products             3.4

 8. PT Bank Central Asia Tbk                                 Banks                      3.1

 9. PT Indocement Tunggal Prakarsa Tbk        Building Products-Cement/Aggregate        2.8

10. PT Unilever Indonesia Tbk                     Soap & Cleaning Preparation           2.6

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2003

                                                          NO. OF
DESCRIPTION                                               SHARES           VALUE
--------------------------------------------------------------------------------------
EQUITY SECURITIES-99.28%

INDONESIA-83.30%

AGRICULTURE-2.33%
PT Astra Agro Lestari Tbk                                  3,675,000   $       752,671
PT Perusahaan
  Perkebunan London Sumatra
  Indonesia Tbk+                                                 100                12
                                                                       ---------------
                                                                               752,683
                                                                       ---------------
AUTOMOTIVE-7.55%
PT Astra International Tbk+                                4,107,461         2,438,386
                                                                       ---------------
BANKS-12.15%
PT Bank Central Asia Tbk                                   2,575,000         1,016,548
PT Bank Mandiri                                            6,400,000           759,869
PT Bank Nisp Tbk                                           7,517,400           325,776
PT Bank Pan Indonesia Tbk                                 11,414,000           386,226
PT Bank Rakyat Indonesia+                                  7,595,000         1,127,189
PT Lippo Bank Tbk+                                         5,803,824           310,089
                                                                       ---------------
                                                                             3,925,697
                                                                       ---------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-3.86%
PT Indocement Tunggal
  Prakarsa Tbk+                                            3,630,000           915,850
PT Semen Cibinong Tbk+                                     6,877,000           330,684
                                                                       ---------------
                                                                             1,246,534
                                                                       ---------------
FOOD & KINDRED PRODUCTS-3.44%
PT Indofood Sukses
  Makmur Tbk                                              11,720,000         1,113,209
                                                                       ---------------
MACHINERY-CONSTRUCTION & MINING-2.08%
PT United Tractors Tbk+                                    4,519,000           670,674
                                                                       ---------------
MEDICAL-DRUGS-5.75%
PT Kalbe Farma Tbk+                                       11,624,900         1,380,220
PT Tempo Scan Pacific Tbk                                    680,000           476,343
                                                                       ---------------
                                                                             1,856,563
                                                                       ---------------
RETAIL-MAJOR DEPARTMENT STORES-1.88%
PT Matahari Putra
  Prima Tbk                                                6,389,000   $       398,246
PT Ramayana Lestari
  Sentosa Tbk                                                406,500           209,947
                                                                       ---------------
                                                                               608,193
                                                                       ---------------
SOAP & CLEANING PREPARATION-2.61%
PT Unilever Indonesia Tbk                                  1,960,000           843,574
                                                                       ---------------
TELECOMMUNICATIONS-19.73%
PT Telekomunikasi
  Indonesia                                                7,951,280         6,372,353
                                                                       ---------------
TOBACCO-21.92%
PT Gudang Garam Tbk                                        1,582,500         2,555,298
                                                                       ---------------
PT Hanjaya Mandala
  Sampoerna Tbk                                            8,519,500         4,526,538
                                                                       ---------------
                                                                             7,081,836
                                                                       ---------------
TOTAL INDONESIA
  (Cost $17,138,704)                                                        26,909,702
                                                                       ---------------
HONG KONG-5.31%
APPAREL MANUFACTURERS-1.44%
Ports Design Ltd.+                                           259,000           465,374
                                                                       ---------------
AUDIO/VIDEO PRODUCTS-1.88%
Ngai Lik Industrial
  Holding Ltd.                                             1,469,000           605,481
                                                                       ---------------
REAL ESTATE OPERATING/DEVELOPMENT-1.99%
Sino Land Company Ltd.                                     1,128,000           642,911
                                                                       ---------------
TOTAL HONG KONG
  (Cost $1,196,926)                                                          1,713,766
                                                                       ---------------
SINGAPORE-6.71%

INTERNET APPLICATION SOFTWARE-2.32%
Horizon Education and
  Technologies Ltd.+                                       5,526,000           748,384
                                                                       ---------------

See accompanying notes to financial statements.

                                                          NO. OF
DESCRIPTION                                               SHARES           VALUE
--------------------------------------------------------------------------------------
METAL PRODUCTS-FASTENERS-2.28%
Unisteel Technology Ltd.                                     987,000   $       738,085
                                                                       ---------------
TRANSPORTATION-MARINE-2.11%
Neptune Orient Lines Ltd.+                                   536,000           681,717
                                                                       ---------------
TOTAL SINGAPORE
  (Cost $1,336,256)                                                          2,168,186
                                                                       ---------------
SOUTH KOREA-2.01%

FOOD & KINDRED PRODUCTS-2.01%
ORION Corp.+
  (Cost $366,074)                                              8,870           650,640
                                                                       ---------------
THAILAND-1.95%
BANKS-1.95%
Siam City Bank Public
  Company Ltd.
  (Cost $511,851)                                          1,034,000           628,920
                                                                       ---------------
TOTAL EQUITY SECURITIES
  (Cost $20,549,811)                                                        32,071,214
                                                                       ---------------

                                                       PRINCIPAL
DESCRIPTION                                           AMOUNT(000'S)        VALUE
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-1.66%

GRAND CAYMAN-1.66%
Brown Brothers Harriman & Co.,
  overnight deposit,
  0.10%, 01/02/04*
  (Cost $535,000)                                    $           535   $       535,000
                                                                       ---------------
INDONESIA-0.00%
Citibank N.A., Jakarta, overnight
  deposit, 4.88%, 01/02/04*
  (Cost $35)                                                       0                35
                                                                       ---------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $535,035)                                                              535,035
                                                                       ---------------
TOTAL INVESTMENTS-100.94%
  (Cost $21,084,846) (Notes A,D,F)                                          32,606,249
                                                                       ---------------
LIABILITIES IN EXCESS OF CASH AND
  OTHER ASSETS-(0.94)%                                                        (302,704)
                                                                       ---------------
NET ASSETS-100.00%                                                     $    32,303,545
                                                                       ===============

+     Security is non-income producing.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.

                                 See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2003

ASSETS

Investments, at value (Cost $21,084,846) (Notes A,D,F)                     $    32,606,249
Cash                                                                                   212
Dividends receivable                                                                45,539
Prepaid expenses                                                                    11,110
                                                                           ---------------
Total Assets                                                                    32,663,110
                                                                           ---------------
LIABILITIES

Payables:
    Distributions (Note A)                                                         190,123
    Investment advisory fees (Note B)                                               75,405
    Administration fees (Note B)                                                     3,897
    Directors' fees                                                                    121
    Other accrued expenses                                                          90,019
                                                                           ---------------
Total Liabilities                                                                  359,565
                                                                           ---------------
NET ASSETS (applicable to 8,266,202 shares of common stock
  outstanding) (Note C)                                                    $    32,303,545
                                                                           ===============
NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 8,266,202 shares issued and outstanding
  (100,000,000 shares authorized)                                          $         8,266
Paid-in capital                                                                 59,103,693
Undistributed net investment income                                                 39,102
Accumulated net realized loss on investments and foreign currency
  related transactions                                                         (38,369,186)
Net unrealized appreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currency               11,521,670
                                                                           ---------------
Net assets applicable to shares outstanding                                $    32,303,545
                                                                           ===============

NET ASSET VALUE PER SHARE ($32,303,545 DIVIDED BY 8,266,202)               $          3.91
                                                                           ===============

MARKET PRICE PER SHARE                                                     $          4.83
                                                                           ===============

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME

Income (Note A):
  Dividends                                                                $     1,045,331
  Interest                                                                           4,059
  Less: Foreign taxes withheld                                                    (152,677)
                                                                           ---------------
  Total Investment Income                                                          896,713
                                                                           ---------------
Expenses:
  Investment advisory fees (Note B)                                                230,622
  Custodian fees                                                                    79,273
  Legal fees                                                                        77,969
  Audit fees                                                                        45,971
  Printing (Note B)                                                                 41,728
  Accounting fees                                                                   30,000
  Administration fees (Note B)                                                      27,238
  Directors' fees                                                                   26,898
  Transfer agent fees                                                               23,907
  Insurance                                                                         10,790
  Stock exchange listing fees                                                       10,339
  Miscellaneous                                                                      7,351
                                                                           ---------------
  Total Expenses                                                                   612,086
                                                                           ---------------
  Net Investment Income                                                            284,627
                                                                           ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
  Investments                                                                    2,954,365
  Foreign currency related transactions                                            (54,818)
Net change in unrealized depreciation in value of investments and translation  of other assets and liabilities denominated
  in foreign currency                                                           12,005,604
                                                                           ---------------
Net realized and unrealized gain on investments and foreign currency
  related transactions                                                          14,905,151
                                                                           ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $    15,189,778
                                                                           ===============

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEARS ENDED
                                                                                     DECEMBER 31,
                                                                           --------------------------------
                                                                               2003              2002
                                                                           --------------    --------------
INCREASE IN NET ASSETS

Operations:
  Net investment income                                                    $      284,627    $       64,311
  Net realized gain/(loss) on investments and foreign currency
    related transactions                                                        2,899,547        (3,179,345)
  Net change in unrealized depreciation in value of investments and translation of other assets and liabilities denominated in
    foreign currency                                                           12,005,604         7,887,517
                                                                           --------------    --------------
      Net increase in net assets resulting from operations                     15,189,778         4,772,483
                                                                           --------------    --------------
Dividends to shareholders:
  Net investment income                                                          (203,349)               --
                                                                           --------------    --------------
      Total increase in net assets                                             14,986,429         4,772,483
                                                                           --------------    --------------
NET ASSETS

Beginning of year                                                              17,317,116        12,544,633
                                                                           --------------    --------------
End of year*                                                               $   32,303,545    $   17,317,116
                                                                           ==============    ==============

----------
* Includes undistributed net investment income of $39,102 and $12,642, respectively.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                         2003            2002           2001            2000
                                                                     ------------    ------------   ------------      ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                   $       2.09    $       1.52   $       1.72      $    4.48
                                                                     ------------    ------------   ------------      ---------
Net investment income/(loss)                                                 0.03            0.01          (0.13)*        (0.13)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                  1.81            0.56          (0.07)         (2.63)
                                                                     ------------    ------------   ------------      ---------
Net increase/(decrease) in net assets resulting from operations              1.84            0.57          (0.20)         (2.76)
                                                                     ------------    ------------   ------------      ---------
Dividends and distributions to shareholders:
  Net investment income                                                     (0.02)             --             --             --
  Net realized gain on investments and
    foreign currency related transactions                                      --              --             --             --
                                                                     ------------    ------------   ------------      ---------
Total dividends and distributions to shareholders                           (0.02)             --             --             --
                                                                     ------------    ------------   ------------      ---------
Net asset value, end of year                                         $       3.91    $       2.09   $       1.52      $    1.72
                                                                     ============    ============   ============      =========
Market value, end of year                                            $       4.83    $       1.65   $       1.32      $   1.563
                                                                     ============    ============   ============      =========
Total investment return (a)                                                194.19%          25.00%        (15.52)%       (71.26)%
                                                                     ============    ============   ============      =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                                $     32,304    $     17,317   $     12,545      $   7,935
Ratio of expenses to average net assets                                      2.65%           2.69%          8.89%(b)       7.23%(c)
Ratio of net investment income/(loss) to average net assets                  1.23%           0.36%         (5.63)%        (4.85)%
Portfolio turnover rate                                                     95.66%          29.15%         10.23%         16.48%

* Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization effective June 11, 2001 between the Fund and Jakarta Growth Fund) and December 31, 2001.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.
(c) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.

                                 See accompanying notes to financial statements.

                                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                     ----------------------------------------------------------
                                                                         1999            1998           1997            1996
                                                                     ------------    ------------   ------------      ---------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                   $       2.71    $       3.58   $      10.68      $    9.34
                                                                     ------------    ------------   ------------      ---------
Net investment income/(loss)                                                (0.05)          (0.04)          0.03           0.01
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                  1.87           (0.83)         (7.13)          1.33
                                                                     ------------    ------------   ------------      ---------
Net increase/(decrease) in net assets resulting from operations              1.82           (0.87)         (7.10)          1.34
                                                                     ------------    ------------   ------------      ---------
Dividends and distributions to shareholders:
  Net investment income                                                        --              --             --             --
  Net realized gain on investments and
    foreign currency related transactions                                   (0.05)             --             --             --
                                                                     ------------    ------------   ------------      ---------
Total dividends and distributions to shareholders                           (0.05)             --             --             --
                                                                     ------------    ------------   ------------      ---------
Net asset value, end of year                                         $       4.48    $       2.71   $       3.58      $   10.68
                                                                     ============    ============   ============      =========
Market value, end of year                                            $      5.438    $      3.438   $      4.625      $   9.750
                                                                     ============    ============   ============      =========
Total investment return (a)                                                 59.58%         (25.68)%       (52.56)%        (3.70)%
                                                                     ============    ============   ============      =========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                                $     20,669    $     12,491   $     16,486      $  49,223
Ratio of expenses to average net assets                                      3.18%           4.21%          1.89%          1.91%
Ratio of net investment income/(loss) to average net assets                 (1.43)%         (1.37)%         0.33%          0.10%
Portfolio turnover rate                                                     47.38%          36.58%         48.19%         34.67%

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                   --------------------------------
                                                                        1995             1994
                                                                   --------------    --------------
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                 $         9.18    $        14.03
                                                                   --------------    --------------
Net investment income/(loss)                                                   --             (0.03)
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                                  0.16             (4.82)
                                                                   --------------    --------------
Net increase/(decrease) in net assets resulting from operations              0.16             (4.85)
                                                                   --------------    --------------
Dividends and distributions to shareholders:
  Net investment income                                                        --                --
  Net realized gain on investments and
    foreign currency related transactions                                      --                --
                                                                   --------------    --------------
Total dividends and distributions to shareholders                              --                --
                                                                   --------------    --------------
Net asset value, end of year                                       $         9.34    $         9.18
                                                                   ==============    ==============
Market value, end of year                                          $       10.125    $       12.000
                                                                   ==============    ==============
Total investment return (a)                                                (15.63)%          (42.17)%
                                                                   ==============    ==============
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                              $       43,060    $       42,297
Ratio of expenses to average net assets                                      1.96%             1.83%
Ratio of net investment income/(loss) to average net assets                  0.05%            (0.25)%
Portfolio turnover rate                                                     24.10%            31.56%

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities primary market are valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under a compulsion to buy or sell.

SHORT-TERM INVESTMENTS: The Fund sweeps available U.S. dollar cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The Fund also sweeps available cash denominated in Indonesian rupiah into a short-term deposit issued by Citibank N.A., Jakarta. These short-term time deposits are variable rate accounts classified as short-term investments.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Indonesia and other foreign countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 12, 2003, a dividend in the aggregate amount of $190,123, equal to $0.023 per share from net investment income was declared. This dividend was payable on January 9, 2004 to shareholders of record as of December 23, 2003.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 2003, CSAM earned $230,622 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2003, CSAM was reimbursed $4,295 for administrative services rendered to the Fund.

Credit Suisse Asset Management (Australia) Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. CSAM currently pays the Sub-Adviser on a quarterly basis a fee of 90% of the net quarterly amount received by CSAM as the Fund's investment adviser. The Fund does not pay the Sub-Adviser.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 2003, BSFM earned $22,943 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2003, Merrill was paid $23,688 for its services to the Fund.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,266,202 shares outstanding at December 31, 2003, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term investments, were $23,281,576 and $21,715,259, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $100 million committed, unsecured line of credit facility (the "Credit Facility") with

Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the year ended December 31, 2003, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

The tax character of dividends paid during the years ended December 31 for the Fund were as follows:

                                ORDINARY INCOME
                             --------------------
                                2003       2002
                             ----------  --------
                             $  203,349         -

At December 31, 2003, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                                  $        39,102
Accumulated net realized loss                                      (36,810,348)
Unrealized appreciation                                              9,962,832
                                                               ---------------
Total distributable earnings                                   $   (26,808,414)
                                                               ===============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2003, the Fund incurred but elected not to defer net realized foreign currency losses of $4,595.

At December 31, 2003, the Fund had a capital loss carryover for U.S. federal income tax purposes of $36,810,348 (of which $7,686,858 is subject to Internal Revenue Code Section limitations) of which $5,731,003 expires in 2004; $4,600,826 expires in 2005; $14,881,456 expires in 2006; $3,253,238 expires in
2007; $5,937,713 expires in 2008, $1,720,106 expires in 2009 and $686,006 expires in 2010. It is uncertain whether the Fund will be able to realize the benefits before they expire.

At December 31, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $22,643,684, $10,139,202, $(176,637) and $9,962,565, respectively.

At December 31, 2003, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions of $54,818 to undistributed net investment income. In addition, the Fund reclassified $6,899,900 of capital loss carryover for U.S. federal income tax purposes which expired in 2003 to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE G. CONTINGENCIES

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of The Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 17, 2004

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 2003, the Annual Meeting of Shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                             FOR        WITHHELD
----------------                                          ---------     --------
Enrique R. Arzac                                          4,582,415      155,075
William W. Priest, Jr.                                    4,577,661      159,829

In addition to the directors re-elected at the meeting, Lawrence J. Fox and Richard H. Francis continued as directors of the Fund.

Effective May 19, 2003, Joseph D. Gallagher was appointed as Chairman of the Board of Directors, Chief Executive Officer and President. Laurence R. Smith who previously held these positions has resigned from the Fund effective May 19, 2003.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2003) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.0246 per share dividend paid in respect of such year, is represented entirely by net investment income. Of the $0.0246 per share ordinary income dividend, $0.023 per share represents qualifying dividend income, which is subject to a maximum tax rate of 15%. Please note that to utilize the lower tax rate for qualifying dividend income, shareholders must have held their shares in the Fund for 60 days or more. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paidby the Fund to its shareholders. The total amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2003, were $144,022, equal to $0.0170 per share from Indonesia. The entire amount of foreign source income is from qualifying dividend income. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders shouldrefer to their Form1099-DIV to determine the amount includable on their respective tax returns for 2003.

Notification for calendar year 2003 was mailed in January 2004. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Indonesia Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to EquiServe. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: EquiServe Trust Company N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI
02940-3010.

InvestLink is a service mark of EquiServe, L.P.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                      TERM                                      NUMBER OF
                                                    OF OFFICE                                 PORTFOLIOS IN
                                                      AND                                         FUND
                                  POSITION(S)        LENGTH               PRINCIPAL              COMPLEX              OTHER
NAME, ADDRESS AND                  HELD WITH         OF TIME        OCCUPATION(S) DURING       OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH                        FUND            SERVED            PAST FIVE YEARS           DIRECTOR        HELD BY DIRECTOR
---------------------------   ------------------  -------------  ---------------------------  --------------  ----------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac              Director;           Since 2000;    Professor of Finance and           8         Director of The Adams
c/o Credit Suisse Asset       Nominating          current term   Economics, Graduate School                   Express Company (a
Attn: General Counsel         Committee           ends at the    of Business, Columbia                        closed-end investment
Management, LLC               Chairman and Audit  2006 annual    University since 1971                        company); Director of
466 Lexington Avenue          Committee Member    meeting                                                     Petroleum and
New York, New York                                                                                            Resources Corporation
10017-3140                                                                                                    (a closed-end
                                                                                                              investment company)
Date of Birth: 10/02/41

Lawrence J. Fox               Director;           Since 2000;    Partner, Drinker Biddle &          3         Director, Winthrop
One Logan Square              Nominating and      current term   Reath (law firm) since 1972                  Trust Company
18th & Cherry Streets         Audit Committee     ends at the
Philadelphia,                 Member              2005 annual
Pennsylvania 19103                                meeting

Date of Birth: 07/17/43

Richard H. Francis            Director;           Since 1990;    Currently retired                  43        None
c/o Credit Suisse Asset       Nominating          current term
Management, LLC               Committee Member    ends at the
Attn: General Counsel         and Audit           2004 annual
466 Lexington Avenue          Committee Chairman  meeting
New York, New York
10017-3140

Date of Birth: 04/23/32

INTERESTED DIRECTOR

William W. Priest, Jr.*       Director            Since 1990;    Co-Managing Partner,               49        Director of Globe
Steinberg Priest & Sloane                         current term   Steinberg Priest & Sloane                    Wireless, L.L.C. (a
Capital Management, LLC                           ends at the    Capital Management, LLC                      maritime
12 East 49th Street                               2006 annual    since March 2001; Chairman                   communications
12th Floor                                        meeting        and Managing Director of                     company); Director of
New York, New York                                               CSAM from 2000 to February                   InfraRed X (a medical
10017                                                            2001, Chief Executive                        device company)
                                                                 Officer and Managing
Date of Birth: 09/24/41                                          Director of CSAM from 1990
                                                                 to 2000

                                                      TERM                                      NUMBER OF
                                                    OF OFFICE                                 PORTFOLIOS IN
                                                      AND                                         FUND
                                  POSITION(S)        LENGTH               PRINCIPAL              COMPLEX              OTHER
NAME, ADDRESS AND                  HELD WITH         OF TIME        OCCUPATION(S) DURING       OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH                        FUND            SERVED            PAST FIVE YEARS           DIRECTOR        HELD BY DIRECTOR
---------------------------   ------------------  -------------  ---------------------------  --------------  ----------------------
INTERESTED DIRECTOR--(CONCLUDED)

Joseph D. Gallagher*/**       Chairman of the     Since 2003;    Managing Director, Chief           45        None
c/o Credit Suisse Asset       Board of            current term   Executive Officer of CSAM
Management, LLC               Directors, Chief    ends at the    and Global Chief Operating
466 Lexington Avenue          Executive Officer   2006 annual    Officer of Credit Suisse
New York, New York            and President       meeting        Asset Management since
10017-3140                                                       2003; Global Chief
                                                                 Financial Officer, Credit
Date of Birth: 12/14/62                                          Suisse Asset Management
                                                                 from 1999 to 2003; Chief
                                                                 Executive Officer and
                                                                 Director of Credit Suisse
                                                                 Asset Management Limited,
                                                                 London, England, from June
                                                                 2000 to 2003; Director of
                                                                 Credit Suisse Asset
                                                                 Management Funds (UK)
                                                                 Limited, London, England,
                                                                 from June 2000 to 2003;
                                                                 Managing Director,
                                                                 Head-Asian Corporate
                                                                 Finance and M&A, Credit
                                                                 Suisse First Boston, Hong
                                                                 Kong, China, from January
                                                                 1998 to May 1999; Officer
                                                                 of other Credit Suisse
                                                                 Funds

                              POSITION(S)       LENGTH
NAME, ADDRESS AND              HELD WITH        OF TIME
DATE OF BIRTH                    FUND           SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------  -----------------  -----------  ----------------------------------------------------------------------
OFFICERS

Boon Hong Yeo              Chief Investment   Since 2003   Director of Credit Suisse Asset Management (Australia) Limited;
c/o Credit Suisse Asset    Officer                         Director of AIB Govett (Asia) Limited from October 2001 to April 2002;
Management, LLC                                            Managing Director of Zenith Asset Management Singapore from
466 Lexington Avenue                                       January 2001 to September 2001; Associate Director of CMG First State
New York, New York                                         Singapore from 1994 to 2000
10017-3140

Date of Birth: 05/02/60

Hal Liebes                 Senior Vice        Since 1997   Managing Director and Global General Counsel of CSAM; Associated
c/o Credit Suisse Asset    President                       with CSAM since 1997; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 07/06/64

                              POSITION(S)       LENGTH
NAME, ADDRESS AND              HELD WITH        OF TIME
DATE OF BIRTH                    FUND           SERVED                 PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-------------------------  -----------------  -----------  ----------------------------------------------------------------------
OFFICERS--(CONCLUDED)

Michael A. Pignataro       Chief Financial    Since 1993   Director and Director of Fund Administration of CSAM; Associated with
c/o Credit Suisse Asset    Officer and                     CSAM since 1984; Officer of other Credit Suisse Funds
Management, LLC            Secretary
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 11/15/59

Rocco A. Del Guercio       Vice President     Since 1997   Vice President of CSAM; Associated with CSAM since 1996; Officer of
c/o Credit Suisse Asset                                    other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 04/28/63

Robert M. Rizza            Treasurer          Since 1999   Assistant Vice President of CSAM since January 2001; Associated with
c/o Credit Suisse Asset                                    CSAM since 1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140
Date of Birth: 12/09/65

----------
* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended. Mr. Gallagher is an interested person of the Fund by virtue of his current positions as director and/or officer of CSAM. Mr. Priest is an interested person of the Fund because up to December 31, 2002 he was retained by CSAM to provide consulting services.

** Effective May 19, 2003, Joseph D. Gallagher was appointed as Chairman of the Board of Directors, Chief Executive Officer and President of the Fund. Laurence R. Smith who previously held these positions has resigned effective May 19, 2003.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of December 31, 2003, CSAM managed over $51 billion in the U.S. and, together with its global affiliates, managed assets of over $317 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Indonesia". The Fund's American Stock Exchange, LLC trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.csam.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

Lawrence J. Fox         Director

Richard H. Francis      Director

William W. Priest, Jr.  Director

Joseph D. Gallagher     Chairman of the Board of Directors, Chief Executive
                        Officer and President

Boon Hong Yeo           Chief Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017


INVESTMENT SUB-ADVISER

Credit Suisse Asset Management (Australia) Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P. O. Box 43010
Providence, RI 02940

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[AMERICAN STOCK EXCHANGE(R) LISTED IF(TM) LOGO]

                                                                      3913-AR-03

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 11(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2003. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Richard
H. Francis. The audit committee financial experts are "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) through (d). The information in the table below is provided for services rendered to the registrant by its principal auditors, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2002 and December 31, 2003.

                                 2002         2003
--------------------------------------------------------
Audit Fees                       $   35,300   $   32,190
Audit-Related Fees(1)                    --        3,000
Tax Fees(2)                           8,600        7,482
All Other Fees                           --           --
Total                            $   43,900   $   42,672

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements.

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"), and any service provider to the registrant controlling, controlled by or under common control with CSAM that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2002 and December 31, 2003.

                                 2002         2003
--------------------------------------------------
Audit-Related Fees               N/A          N/A
Tax Fees                         N/A          N/A
All Other Fees                   N/A          N/A
Total                            N/A          N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to CSAM and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                                 2002         2003
--------------------------------------------------
Audit-Related Fees               N/A          N/A
Tax Fees                         N/A          N/A
All Other Fees                   N/A          N/A
Total                            N/A          N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to CSAM and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2002 and December 31, 2003:

                                 2002         2003
--------------------------------------------------
Audit-Related Fees               N/A          N/A
Tax Fees                         N/A          N/A
All Other Fees                   N/A          N/A
Total                            N/A          N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, CSAM and Covered Service Providers for the fiscal years ended December 31, 2002 and December 31, 2003 were $8,600 and $10,482, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Lawrence J. Fox and Richard H. Francis.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

          Introduction

          Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

          The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

          Policy

          The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

          Proxy Voting Committee

          The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

          For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

          CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

          Conflicts

          CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

          Consent

          In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

          Recordkeeping

          CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

          These records include the following:

          a copy of the Policy;

          a copy of each proxy statement received on behalf of CSAM clients;

          a record of each vote cast on behalf of CSAM clients;

          a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

          a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

          CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

          Disclosure

          CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

          ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

          Procedures

          The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

          PROXY VOTING POLICY

          Operational Items

          Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

          Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

          Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

          Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

          Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

          Board of Directors

          Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

          Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

          Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

          Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

          Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

          Proxy Contests

          Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

          Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

          Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

          Antitakeover Defenses and Voting Related Issues

          Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

          Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

          Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

          Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

          Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

          Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

          Merger and Corporate Restructuring

          Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

          Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

          Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

          Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital;
(4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

          Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

          Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

          Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

          Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

          Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

          Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

          Capital Structure

          Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

          Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

          Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

          Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

          Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

          Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

          Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

          Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

          Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

          Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

          Executive and Director Compensation

          Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

          Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

          Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

          Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

          Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

          Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

          401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

          Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

          Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

          Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

          Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

                                                               January 13, 2004

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Form N-CSR disclosure requirement not yet applicable to the registrant.

ITEM 10. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) The registrant's code of ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE INDONESIA FUND, INC.


          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  March 5, 2004

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Joseph D. Gallagher
          -----------------------
          Name:  Joseph D. Gallagher
          Title: Chief Executive Officer
          Date:  March 5, 2004

          /s/ Michael A. Pignataro
          ------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  March 5, 2004